SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement.    [ ] Confidential, for use of the
                                        Commission only (as permitted by
                                        Rule 14a-6(e)(2)).

[ ] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material pursuant to Section 240.14a-12


                         World Information Technology, Inc
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.

    (1) Title of each class of securities to which transaction applies:

-----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------------------

    (5) Total fee paid:

-----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
-----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

-----------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

-----------------------------------------------------------------------------

    (3) Filing Party:

-----------------------------------------------------------------------------

    (4) Date Filed:

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


                      WORLD INFORMATION TECHNOLOGY, INC.

                      ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                AUGUST ___, 2003

                    ----------------------------------------


TO THE SHAREHOLDERS OF WORLD INFORMATION TECHNOLOGY, INC.:

      The 2003 Annual Meeting of Shareholders of World Information Technology, Inc. will be held at 10:30 a.m. local time on August ___, 2003, at our corporate offices located at 2300 W. Sahara Ave. Suite 500-B, Las Vegas, Nevada 89102. The following notice of meeting identifies each business items for your action. These items and the vote the Board of Directors recommends are:


                          ITEM                               RECOMMENDED VOTE
                          ----                               ----------------
1.  Forward Split the Common Stock two-for-one                        FOR
2.  To set the number of Board of Directors members at eight          FOR
3.  Election of six Directors                                         FOR
4.  Ratification of Beckstead and Watts, LLP as independent auditors  FOR


Only shareholders of record shown on the books of the Company at the close of business on July ___, 2003 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to the Company.

This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.

                                             /s/ Hsueh Chu Lin
                                             -----------------------
                                             Chairman of the Board
                                             Chief Executive Officer

Dated:   July ___, 2003
Las Vegas, Nevada

                         WORLD INFORMATION TECHNOLOGY, INC.
                         ----------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD AUGUST ___, 2003

                         ----------------------------------

                                  INTRODUCTION

Your proxy is solicited by the Board of Directors of World Information Technology, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on August ___, 2003, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

The cost of soliciting Proxies, including preparing assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally, by telephone or electronic communication including facsimile and electronic mail.

Any shareholder giving a Proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Meeting.

Proxies not revoked will be voted in accordance with the choice specified by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of the Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

The mailing address of the Company's principal executive office is 2300 W. Sahara Ave. Suite 500-B, Las Vegas, Nevada 89102. The Company expects that this Proxy Statement and the related Proxy and Notice of the Annual Meeting will first be mailed to the shareholders on or about July ____, 2003.

                      VOTING RIGHTS AND REQUIREMENTS


VOTING SECURITIES

The Board of Directors of the Company has fixed July ___, 2003 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on June 30, 2003, 17,405,524 shares of the Company's Common Stock, par value $0.01 per share, were issued and outstanding. Such Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors.

QUORUM

The presence at the special meeting of the holders of a number of shares of our common stock, and proxies representing the right to vote shares of our common stock, in excess of one-half of the number of shares of our common shares outstanding as of the record date will constitute a quorum for transacting business.

VOTE REQUIRED

We are required to obtain the affirmative vote of at least a majority of the voting shares that are present or represented at the meeting in order to effect the shareholder approvals described herein.

BOARD RECOMMENDATIONS - INSIDERS' INTENT TO VOTE IN FAVOR

Our board has determined that approval of the increase in board members, the approval of new board members, the two-for-one forward stock split, and the ratification of the Company's auditor are in the best interests of the company and our shareholders. Accordingly, the board has unanimously approved the proposals and recommends that the shareholders who choose to attend the meeting vote in favor of these matters as well.

MATTERS TO BE ACTED UPON

                              THE FORWARD STOCK SPLIT
                                   (PROPOSAL 1)

INTRODUCTION

On July 3, 2003, our board of directors approved a proposal to effect a forward split of our common stock, subject to the approval of our shareholders. The forward split, if approved, would subdivide our outstanding common stock on a two-(2)-for-one-(1) basis. In other words, once the forward split takes place, you will receive one additional share for each share common stock you hold. Your percentage ownership in the company and relative voting power will remain essentially unchanged. This proposal requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matters, but not less than the affirmative vote of 8,702,763 shares.

REASONS FOR THE FORWARD SPLIT

We are hopeful that the forward split will encourage interest in our common stock and possibly promote greater liquidity for our shareholders. Again, however, we cannot guarantee that this will be the case or, indeed, that any of the foregoing hoped-for effects will result from the forward split.

CERTAIN EFFECTS OF THE FORWARD SPLIT

The relative voting and other rights of holders of the common stock will not be altered by the forward split, and each share of common stock will continue to entitle its owner to one vote. As a result of the forward split, the number of shares of common stock presently outstanding will be subdivided.
No fractional shares will be issued in connection with the forward split. Instead, fractional shares will be rounded up and one whole share will be issued.

The forward split will not affect the company's stockholders' equity as reflected on our financial statements, except to change the number of issued and outstanding shares of common stock.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

Following is a summary of the material anticipated federal income tax consequences of the proposed forward split. This summary is based upon existing law which is subject to change by legislation, administrative action and judicial decision, and is necessarily general. In addition, this summary does not address any consequence of the forward split under any state, local or foreign tax laws. Accordingly, this summary is not intended as tax advice to any person or entity, and we advise you to consult with your own tax advisor for more detailed information relating to your individual tax circumstances.

We understand that the forward split will be a "recapitalization" under applicable federal tax laws and regulations. As a result of such tax treatment, no gain or loss should be recognized by the company or our shareholders as a result of the forward split or the receipt of additional shares resulting from the subdivision. A shareholder's aggregate tax basis in his or her post-forward split shares should be the same as his or her aggregate tax basis in the pre-forward split shares. In addition, the holding period of the post-forward split shares received by such shareholder should include the period during which the pre-forward split shares were held, provided that all such shares were held as capital assets in the hands of the shareholder at the time of the split.

EFFECTIVE DATE OF THE FORWARD SPLIT

If the proposal is approved by the shareholders, the forward split will become effective within approximately ten (10) following shareholder approval.

DELIVERY OF CERTIFICATES

Once the forward split becomes effective, you will be required to surrender your certificate(s) to Holladay Stock Transfer, Inc., 2939 North 67th Place, Scottsdale, Arizona 85251 (Phone: 480-481-3940), our stock transfer agent. Upon receipt of your surrendered shares, Holladay Stock Transfer, Inc., will deliver to you a new certificate which represents the additional common shares as a result of the two-for-one forward split. The Company will incur the costs to cancel your old certificate(s) and issue new two-for-one forward split stock certificates.

RIGHT TO ABANDON FORWARD SPLIT

Although we do not anticipate doing so, we may abandon the proposed forward split at any time prior to its effectiveness if our board of directors deems it advisable to do so. Any decision as to the appropriateness of the forward split will be made solely by our board of directors and will depend upon numerous factors including the future trading price of our stock, the growth and development of our business and our financial condition and results of operations.

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A "FOR" VOTE IN FAVOR OF THE FORWARD STOCK SPLIT.

                              ELECTION OF DIRECTORS

                              (PROPOSALS 2 and 3)

GENERAL INFORMATION

The Board of Directors recommends that the number of directors be set at eight
(8). Under applicable Nevada law, approval of the proposal to set the number of directors at eight, as well as the election of each nominee, requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matters, but not less than the affirmative vote of 8,702,763 shares.

In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the

Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

The following table provides certain information with respect to the nominees for director.

                                  CURRENT
                                 POSITION(S)       BOARD MEMBER
NAME OF NOMINEE        AGE      WITH COMPANY       SINCE
--------------         ---      ------------       ------------
Hsueh Chu Lin          59       Director/CEO       2003
Yung Fen Cheng         49       Shareholder
Yu Yen Kuo             57       Shareholder
Wei Kuo Hsu Lin        45       Shareholder
Mei-Lin Shiu           27       Shareholder
Yu-Chi Cheng           30



Nominated Directors
-------------------

Hsueh-Chu Lin

     Taiwan Junior Naval Academy, Diploma in Electrical Engineering, 1962; National Taiwan Ocean University, B.S. Electrical Engineering, 1973; Chinese Navy Electrical Engineer, 1973-1984; Jyh-Sheng International Technology Co., Ltd. President, 1997-Present; Modern Worldwide Internet and Multimedia Corporation Director, 1998-Present; Brilliance Worldwide Internet and Multimedia Corporation Director, 1998-Present.

Yung-Fen Cheng

     International Joyful Shopping Mall, President, 1998-Present

Yu-Yan Kuo

     Computer Oriented Control and Company, Deputy General Manager, 1982-2000; Top of Cloud Technology, Director, 1999-Present; Top of China Internet Information Corporation, Director, 2000-Present.

Wei-Kuo Hsu Lin

     Chinese Naval Academy, Graduated, 1980; Military Strategy University, Graduated, 1981; Chinese Navy, Received Honorable Discharge, 1992; Jih Yueh Sing Record Company, General Manager, 1992-1993; Kao Ming Broadcast Company, Art Director, 1994-1996; Republic of China Copyright Association; Deputy Chairman, 1996-2001; Jyh-Sheng International Technology Co., Ltd., Vice-President, 1997-Present; Wenzhou People and Friends Association, Chairman, 1998-Present; Top of Cloud Technology Co., Ltd., Vice-President, 2000-Present.

Mei-Lin Shiu

     Nantai Institute of Technology, B.S. Finance, 1997; Mao Import and Export Co., Ltd., Accountant, 1993-1996; Third Trust Company of Taiwan; Manager, 1997-2000; World Information Technology (Taiwan), Deputy General Manager, 2000-Present.

Yu-Chi Cheng

     Bao-Chen Construction Company, Taiwan, Sales Manager, 1990-1991; Taiwan Life, District Manager, 1995-1996; Shu Bi Du Wa Restaurant, Manager, 1997-1998; Pacific Life Co., Ltd., Assistant Manager, 2000-2001; Service Internet Corporation, Manager, 2001-2002' Taiwan Consumer's Union, General Manager, 2001-2002.

REASONS FOR THE INCREASE IN BOARD MEMBERS TO EIGHT

The Company's Board plans to establish an independent Audit Committee which will be responsible for reviewing the Company's internal control procedures, the quarterly and annual financial statements of the Company, engaging and evaluating the performance of the independent public accountants and reviewing with the Company's independent public accountants the results of the annual audit. The Audit Committee also is used to review potential conflict of interest situations involving related party transactions. The board will require two additional board openings to fill the independent audit committee positions

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR TO INCREASE THE NUMBER OF BOARD SEATS TO EIGHT, AND THE ELECTION OF ALL THE ABOVE NOMINEES.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL 4)

Beckstead and Watts, LLP acted as the Company's independent auditors for the quarter ended March 31, 2003. A representative of Beckstead and Watts, LLP is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.


AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Beckstead and Watts, LLP for professional services rendered for the audit of the Company's acquisition of World Information Technology, Inc., a Taiwan Company and the first Quarter 2003 review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB were $25,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

The Company did not engage Beckstead and Watts, LLP to provide professional services to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2002.

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

                           RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BECKSTEAD AND WATTS, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth certain information with respect to beneficial ownership of our stock as of June 30, 2003 by:

         o persons known by us to be the beneficial owners of more than five percent (5%) of our issued and outstanding common or preferred stock;
         o  each of our executive officers and directors; and
         o  all of our officers and directors as a group.

         The information provided does not give effect to the proposed forward split.

NAME AND ADDRESS OF BENEFICIAL OWNER    NUMBER OF SHARES     PERCENT OF CLASS
------------------------------------    ----------------     ----------------
Modern Worldwide Internet
   & Multimedia Corp.(2)(6)      Shareholder     914,934             5.2%
JYN SHENG International
   Technology Co., Ltd.(3)       Shareholder   5,640,000            32.4%
Top of the Cloud
   Technology Co., Ltd.(4)       Shareholder   6,264,684            35.9%
Mei-Lin Shiu (5)                 Shareholder   2,000,000            11.5%
                                 Nominated
                                 Director
Hsueh-Chu Lin (6)                Director/CEO      1,000               0
                                              ----------           -----
TOTALS:                                       14,820,618           85.0%
All Executive Officers and
       Directors as a Group (2 persons)        2,001,000           11.5%

(1) The percentages listed in this column are based upon 17,405,524 outstanding shares of common stock.
(2) Modern Worldwide Internet & Multimedia Corp., Hsueh-Chu Lin, Director 27Fl, No. 142, Jungshan Rd., Sanchung City, Taipei, Taiwan 241,
     Republic of China. Mr. Hsueh-Chu Lin is also a Director and and Chief Executive Officer of World Information Technology. See footnote 6 below.
(3) JYN SENG International Technology Co., Ltd., Wei-Kuo Hsu Lin, Vice General Manager, and nominated Board member for World Information Technology, Inc. 16Fl., No. 176, Sec 2, Ishan Road, Shrlin Chiu, Taipei, Taiwan 111, Republic of China.
(4) Top of the Cloud Technology Co., Ltd., Yu-Yan Kuo, control person and nominated board member for World Information Technology, 5Fl, No. 19, Lane, Mingde 1st Rd., Chidu Chiu, Keelung, Taiwan 206, Republic of China.
(5) Mei-Lin Shiu, Deputy General Manager World Info China, 16F Yuhang Plaza, 525 Schwan North Road, Shanghai, Republic of China and nominated Board member for World Information Technology, Inc.
(6) Hsueh-Chu Lin, 12 Floor, No. 1-1 Chung Ching N. Road, Taipei, Taiwan, Republic of China. He is also serves as President of World Info China.

CERTAIN TRANSACTIONS

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.


                             EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation received by Mr. Hsueh-Chu Lin, who serves as its chief executive officer for World Information Technology, Inc.

SUMMARY COMPENSATION TABLE

Name and                                                 Securities
Principal Position              Year    Salary           Underlying Options
------------------              ----    ------           ------------------
Edward C. Zimmerman, III (1)    2002    $30,000          None
Former CEO

Hsueh-Chu Lin (2)               2002    None             None
New CEO


(1)  Former Chief Executive Officer
(2)  Appointed to the position in April, 2003


STOCK OPTIONS.
--------------

During the year ended December 31, 2002, the Company did have any stock option plan in place.

EMPLOYEE PENSION, PROFIT SHARING OR OTHER RETIREMENT PLANS.
-----------------------------------------------------------

The Company does not have a defined benefit, pension plan, profit sharing, or other retirement plan.

COMPENSATION OF DIRECTORS.
--------------------------

The Company does not pay a director's fee to its directors. In the Company's sole discretion, the Company may issue stock options or warrants to its directors. The company expects to institute a Directors fee program to its Directors in 2003.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to insiders were complied with.


                                 OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the 2003 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at next year's 2004 Annual Meeting must be received by the Company by February 25, 2004, to be includable in the Company's proxy statement and related proxy for the 2004 Annual Meeting.

Also, if a shareholder proposal intended to be presented at the 2004 Annual Meeting but not included in the Company's proxy statement and proxy is received by the Company after May 12, 2004, then management named in the Company's proxy form for the 2004 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                                  ANNUAL REPORT

      A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2002, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such report is incorporated herein or is to be considered proxy-soliciting material.

THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CORPORATE SECRETARY, WORLD INFORMATION TECHNOLOGY, INC., 2300 W. SAHARA AVE. SUITE 500-B, LAS VEGAS, NEVADA 89102.




Dated: July ______, 2003
Las Vegas, Nevada

PROXY CARD

                       WORLD INFORMATION TECHNOLOGY, INC.

              PROXY FOR ANNUAL MEETING TO BE HELD ON AUGUST ____, 2003 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Hsueh-Chu Lin, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of World Information Technology, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on August ___, 2003 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.


In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                        WORLD INFORMATION TECHNOLOGY, INC.

                                  AUGUST ___, 2003


THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of World Information Technology, Inc. to be held at 10:30 a.m. local time on August ___, 2003, at our corporate offices located at, 2300 W. Sahara Ave., Suite 500-B, Las Vegas, Nevada 89102. Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-4


   - Please detach along perforated line and mail in the envelope provided. -


        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]


1.                                                FOR     AGAINST     ABSTAIN
    Proposal to approve two-for-one
    forward stock split                           [_]       [_]         [_]

2.                                                FOR     AGAINST     ABSTAIN
    Proposal to increase the board of directors
    to eight (8) members.                         [_]       [_]         [_]

3.  Election of Directors                         FOR        WITHHOLD

    Nominees:
    ---------
    Hsueh Chu Lin                                 [ ]           [ ]
    Yung Fen Cheng                                [ ]           [ ]
    Yu Yen Kuo                                    [ ]           [ ]
    Wei Kuo Hsu Lin                               [ ]           [ ]
    Shui Mei Lin                                  [ ]           [ ]
    yu Chi Cheng                                  [ ]           [ ]


4.                                                FOR     AGAINST     ABSTAIN
    Proposal to ratify Beckstead and Watts, LLP
    as Independent Auditors                       [_]       [_]         [_]


Other matters: in their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.

If you plan to attend the Annual Meeting please mark this box [_]

Dated:________________, 2003

SIGNATURE ______________________________________________________________________

NAME (PRINTED) _________________________________________________________________

TITLE __________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

                              FOLD AND DETACH HERE